Exhibit 99.1

CASE NAME:

Life Partners Holdings, Inc.

CASE NUMBER:

15-40289-rfn-11

UNITED STATES BANKRUPTCY COURT

NORTHERN AND EASTERN DISTRICTS

DALLAS AND TYLER DIVISONS

FOR POST CONFIRMATION USE

QUARTERLY OPERATING REPORT

AND

QUARTERLY BANK RECONCILEMENT

In accordance with Title 28, Section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Post Confirmation Quarterly Operating Report, and the Post Confirmation Quarterly Bank Reconcilement and, to the best of my knowledge, these documents are true, correct and complete. Declaration of the preparer (other than responsible party), is based on all information of which preparer has any knowledge.

RESPONSIBLE PARTY:

Original Signature of Responsible Party	/s/ Eduardo S. Espinosa

Printed Name of Responsible Party	Eduardo S. Espinosa

Title	Trustee

Date	4/20/2017

PREPARER:

Original Signature of Preparer	/s/ Bonnie Stripling

Printed Name of Preparer	Bonnie Stripling

Title	Accountant

Date	4/20/2017

POST CONFIRMATION

QUARTERLY OPERATING REPORT

CASE NAME:

Life Partners Holdings, Inc.

CASE NUMBER:

15-40289-rfn-11

QUARTER ENDING: March 31, 2017

1	BEGINNING OF QUARTER CASH BALANCE:		$0.00

CASH RECEIPTS:
CASH RECEIPTS DURING CURRENT QUARTER:
	(a). Cash receipts from business operations	+
	(b). Cash receipts from loan proceeds	+
	(c). Cash receipts from contributed capital	+
	(d). Cash receipts from tax refunds	+
	(e). Cash receipts from other sources	+
2	TOTAL CASH RECEIPTS	=	$0.00	[1]

CASH DISBURSEMENTS:
(A). PAYMENTS MADE UNDER THE PLAN:
	(I). Administrative	+
	(2). Secured Creditors	+
	(3). Priority Creditors	+
	(4). Unsecured Creditors	+
	(5). Additional Plan Payments	+
(B). OTHER PAYMENTS MADE THIS QUARTER:
	(1). General Business	+
	(2). Other Disbursements	+
3	TOTAL DISBURSEMENTS THIS QUARTER		$0.00	[1]
4	CASH BALANCE END OF QUARTER	=	$0.00

[1]	Cash Receipts & Disbursements do not include amounts deposited directly to or disbursed from Life Partners Position Holder Trust accounts or the Life Partners Creditors' Trust account. See attached Supplements to Post Confirmation Quarterly Operating Report & Bank Reconcilement for receipts and disbursements from the Position Holder Trust & Creditors' Trust accounts.

POST CONFIRMATION

QUARTERLY BANK RECONCILEMENT

CASE NAME:

Life Partners Holdings, Inc.

CASE NUMBER:

15-40289-rfn-11

The reorganized debtor must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposits, governmental obligations, etc. Accounts'with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets for each bank reconcilement if necessary.

QUARTER ENDING: March 31, 2017

	Bank Reconciliations	Account #1	Account #2	Account #3	Account #4
A.	Bank	Bank of America	Alliance Bank	Bank of Texas		TOTAL
B.	Account Number	3363	613	3772
C.	Purpose (Type)	DIP Checking	Money Market	Checking
1	Balance Per Bank Statement	$0.00	$0.00	$0.00			$0.00
2	Add: Total Deposits Not Credited					+	$0.00
3	Subtract: Outstanding Checks						$0.00
4	Other Reconciling Items						$0.00
5	Month End Balance Per Books	$0.00	$0.00	$0.00		=	$0.00
6	Number of Last Check Written	1013		1115
7	Cash: Currency on Hand					+	$0.00
8	Total Cash - End Of Month					=	$0.00

CASH IN:

INVESTMENT ACCOUNTS

		Date of	Type of
	Bank, Account Name & Number	Purchase	Instrument	Value
9				+
10				+
11				+
12				+
13	Total Cash Investments			=	$0.00
14	TOTAL CASH	LINE 8 - PLUS LINE 13 = LINE 14 ****			$0.00
****

**** Must tie to Line 4, Quarterly Operating Report

SUPPLEMENT-1 TO POST CONFIRMATION

QUARTERLY OPERATING REPORT & BANK RECONCILEMENT

CASE NAME:

Life Partners Holdings, Inc.

CASE NUMBER:

15-40289-rfn-11

Receipts and Disbursements of Life Partners Position Holder Trust	For Informational Purposes Only

The Life Partners Position Holder Trust is providing this reporting for informational purposes only. Funds received and disbursed are primarily trust funds outside of the former bankruptcy estate.

QUARTER ENDING: March 31, 2017

			Period Ending December 31, 2016	Quarter Ending March 31, 2017

1	BEGINNING OF QUARTER CASH BALANCE:		$0.00	$108,736,059.54

	CASH RECEIPTS:
	CASH RECEIPTS DURING CURRENT QUARTER:
	(a). Cash receipts from business operations	+	$2,087,552.65	$58,013,451.53	[1]
	(b). Cash receipts from loan proceeds	+	$55,000,000.00	$0.00
	(c). Cash receipts from contributed capital	+	$1,425,876.49	-$1,135.22	[2]
	(d). Cash receipts from escrow accounts:
	Premiums Collection Acct #2016*	+	$5,561.35	$0.00
	Premium Escrow Account FHPREA #0027*	+	$9,031,980.94	$0.00
	Maturities Account MEA #0019*	+	$36,422,599.96	$0.00
	All ATLES Accounts	+	$156,139,199.96	$0.00
	(e). Cash receipts from other sources:
	Sale of Servicing Rights	+	$4,000,000.00	$0.00
	Sale of Assets to Vida	+	$60,000.00	$0.00
2	TOTAL CASH RECEIPTS	=	$264,172,771.35	$58,012,316.31

	CASH DISBURSEMENTS:
	(A). PAYMENTS MADE UNDER THE PLAN:
	(I). Administrative:
	Payments to Bankruptcy Professionals	+	$15,138,836.96	$2,153,859.62
	Plan Administration Professionals	+		$780,148.21
	Other Administrative Claims	+	$735,000.00	$521,630.44
	US Trustee Fees	+		$21,775.00
	(2). Secured Creditors	+	$0.00	$0.00
	(3). Priority Creditors:
	Maturity Funds	+	$124,886,459.85	$14,956,388.49	[3]
	Interest on Maturity Funds Loan	+	$1,965,116.54	$143,833.17
	Excess Escrow Funds		$0.00	$8,096,667.92
	(4). Unsecured Creditors	+	$0.00	$0.00
	(5). Additional Plan Payments:
	Creditors' Trust Funding	+	$2,000,000.00	$5,000,000.00
	Exit Loan Interest	+		$1,899,027.78
	DIP Loan Repayment	+	$10,157,777.77	$0.00
	Unused Credit Line Fee	+	$100,000.00	$0.00
	(B). OTHER PAYMENTS MADE THIS QUARTER:
	(1). General Business	+	$11,666.69	$11,804,519.70	[4]
	(2). Other Disbursements	+	$441,854.00	$33,536.16	[5]
3	TOTAL DISBURSEMENTS THIS QUARTER	=	$155,436,711.81	$45,411,386.49
4	CASH BALANCE END OF QUARTER	=	$108,736,059.54	$121,336,989.36	[6]

[1]	Quarter Ending March 31,2017 includes $35,853,794.15 in maturities and $22,122,836.42 in premium receipts which includes prepetition amounts, premiums advanced & platform service fees.
[2]	This includes cash contributed to the Position Holder Trust by the debtors and is shown on the Debtors Quarterly Operating Reports as cash disbursed to the trust. Quarter End 3/31/17 reflects an adjustment of $1,234.55 resulting from the closeout of the PayPal account being deposited back to LPI's operating account #4080.
[3]	Maturity Funds Paid Out to Position Holders to-date total $139,842,848.34, but some checks have been returned and are subject to being reissued.
[4]	General Business Payments includes $11,078,191.61 in premiums paid on active policies and $423,375 for Securities Intermediary On Boarding Fee.
[5]	Other Disbursements for December 31, 2016 includes payments for D&O & E&O insurance and for March 31, 2017, includes payments of other miscellaneous bankruptcy expenses.
[6]	Cash on the books of Life Partners Position Holder Trust at the end of the month.

SUPPLEMENT-2 TO POST CONFIRMATION

QUARTERLY OPERATING REPORT & BANK RECONCILEMENT

CASE NAME:

Life Partners Holdings, Inc.

CASE NUMBER:

15-40289-rfn-11

Receipts and Disbursements of Life Partners Position Holder Trust	For Informational Purposes Only

The Life Partners Position Holder Trust is providing this reporting for informational purposes only. Funds received and disbursed are primarily trust funds outside of the former bankruptcy estate.

QUARTER ENDING: March 31, 2017

		Account #1	Account #2	Account #3	Account #4	Account #5
A.	Bank	Bank of Texas	Bank of Texas	Bank of Texas	Bank of Texas	Bank of Texas
B.	Account Number	6025	6091*	6498	9012*	9020*
C.	Purpose (Type)	Checking	Checking	Checking	Escrow	Escrow
	BANK RECONCILIATION
1	Balance Per Bank Statement	$5,059,002.15	$20,425,897.91	$22,120,575.64	$18,487,156.47	$19,120,093.47
2	Add: Total Deposits Not Credited
3	Subtract: Outstanding Checks	$1,750.87	$10,148,900.49
4	Other Reconciling Items
5	Month End Balance Per Books	$5,057,251.28	$10,276,997.42	$22,120,575.64	$18,487,156.47	$19,120,093.47
6	Number of Last Check Written	1079	3434	n/a	n/a	n/a
7	Cash: Currency on Hand
8	Total Cash - End Of Month

		Account #6	Account #7	Account #8	Account #9	Account #10
A.	Bank	Bank of Texas	Bank of Texas	Bank of Texas	Bank of Texas		TOTAL
B.	Account Number	9038*	6036*	6135	6080
C.	Purpose (Type)	Escrow	Checking	Checking	Checking
	BANK RECONCILIATION
1	Balance Per Bank Statement	$14,663,795.68	$26,564,803.47	$432,657.73	$4,721,596.65			$131,595,579.17
2	Add: Total Deposits Not Credited						+	$0.00
3	Subtract: Outstanding Checks				$108,371.38			$10,259,022.74
4	Other Reconciling Items				$138.50			$138.50
5	Month End Balance Per Books	$14,663,795.68	$26,564,803.47	$432,657.73	$4,613,363.77	$0.00	=	$121,336,694.93
6	Number of Last Check Written	n/a	n/a	n/a	2529
7	Cash: Currency on Hand						+	$294.43
8	Total Cash - End Of Month						=	$121,336,989.36

CASH IN:

INVESTMENT ACCOUNTS

		Date of	Type of
	Bank, Account Name & Number	Purchase	Instrument	Value
9				+
10				+
12				+
13	Total Cash Investments			=	$0.00
14	TOTAL CASH	LINE 8 - PLUS LINE 13 = LINE 14 ****			$121,336,989.36
****

**** Must tie to Line 4, Quarterly Operating Report

* Accounts with restricted funds have been identified by placing an asterisk by the account number. These accounts are controlled by a third party and are not in the custody of the Position Holder Trust.

SUPPLEMENT-3 TO POST CONFIRMATION

QUARTERLY OPERATING REPORT & BANK RECONCILEMENT

CASE NAME:

Life Partners Holdings, Inc.

CASE NUMBER:

15-40289-rfn-11

Receipts and Disbursements of Life Partners Creditors' Trust	For Informational Purposes Only

The Life Partners Creditors' Trust is providing this reporting for informational purposes only. Funds received are primarily funding transfers from the former bankruptcy estate.

QUARTER ENDING: March 31, 2017

			Period Ending December 31, 2016	Quarter Ending March 31, 2017
1	BEGINNING OF QUARTER CASH BALANCE:		$0.00	$1,842,330.00

	CASH RECEIPTS:
	CASH RECEIPTS DURING CURRENT QUARTER:
	(a). Cash receipts from business operations	+
	(b). Cash receipts from loan proceeds	+
	(c). Cash receipts from contributed capital	+	$2,000,000.00	$5,000,000.00	[1]
	(d). Cash receipts from tax refunds:	+
	(e). Cash receipts from other sources:
	Settlement Proceeds	+		$208,918.98
	Other	+		$500.00
2	TOTAL CASH RECEIPTS	=	$2,000,000.00	$5,209,418.98

	CASH DISBURSEMENTS:
	(A). PAYMENTS MADE UNDER THE PLAN:
	(1). Administrative:
	Plan Administration Professionals	+
	(2). Secured Creditors	+	$0.00	$0.00
	(3). Priority Creditors:	+
	(4). Unsecured Creditors	+	$0.00	$0.00
	(5). Additional Plan Payments:	+
	(B). OTHER PAYMENTS MADE THIS QUARTER:
	(1). General Business	+
	(2). Other Disbursements
	Professional Fees Expenses	+		$1,760,884.06
	Trustee & Board Fees & Expenses	+	$2,000.00	$111,981.20
	Bond & Liability Insurance	+	$155,670.00
3	TOTAL DISBURSEMENTS THIS QUARTER	=	$157,670.00	$1,872,865.26
4	CASH BALANCE END OF QUARTER	=	$1,842,330.00	$5,178,883.72	[2]

[1]	Funding from Position Holder Trust shown on Supplement-1 to Post Confirmation Quarterly Operating Report & Bank Reconcilement under (A)(5) Additional Plan Payments.
[2]	Cash on the books of Life Partners Creditors' Trust at the end of the month.

SUPPLEMENT-4 TO POST CONFIRMATION

QUARTERLY OPERATING REPORT & BANK RECONCILEMENT

CASE NAME:

Life Partners Holdings, Inc.

CASE NUMBER:

15-40289-rfn-11

Receipts and Disbursements of Life Partners Creditors' Trust	For Informational Purposes Only

The Life Partners Creditors' Trust is providing this reporting for informational purposes only. Funds received are primarily funding transfers from the former bankruptcy estate.

QUARTER ENDING: March 31, 2017

		Account #1	Account #2	Account #3	Account #4	Account #5
A.	Bank	Rabobank N.A.					TOTAL
B.	Account Number	0166
C.	Purpose (Type)	Checking
	BANK RECONCILIATION
1	Balance Per Bank Statement	$5,223,845.72						$5,223,845.72
2	Add: Total Deposits Not Credited						+	$0.00
3	Subtract: Outstanding Checks	$44,962.00						$44,962.00
4	Other Reconciling Items							$0.00
5	Month End Balance Per Books	$5,178,883.72	$0.00	$0.00	$0.00	$0.00	=	$5,178,883.72
6	Number of Last Check Written	113
7	Cash: Currency on Hand						+
8	Total Cash - End Of Month						=	$5,178,883.72

CASH IN:

INVESTMENT ACCOUNTS

		Date of	Type of
	Bank, Account Name & Number	Purchase	Instrument	Value
9				+
10				+
11				+
12				+
13	Total Cash Investments			=	$0.00
14	TOTAL CASH	LINE 8 - PLUS LINE 13 = LINE 14 ****			$5,178,883.72
****

**** Must tie to Line 4, Quarterly Operating Report